Exhibit 99.1

Future Dao Enters into Definitive Merger Agreement with
Metal Sky Star Acquisition Corporation

Singapore and New York, April 12, 2023/GLOBE NEWSWIRE/ Future Dao Group Holding Limited (“Future Dao”), a blockchain company with a focus on bitcoin mining, and Metal Sky Star Acquisition Corporation (Nasdaq: MSSA) (“MSSA”), a blank check company formed for the purpose of acquiring one or more businesses or entities, announced today that they have entered into a definitive merger agreement (the “Merger Agreement”). As contemplated by the Merger Agreement, following the closing of the merger (the “Proposed Transaction”), Future Dao will operate through a publicly-traded holding company listed on the Nasdaq Stock Market.

Future Dao is in the process of establishing its Bitcoin mining operations in Central Asia. Future Dao intends to own and operate approximately 26,100 Bitcoin mining machines with an aggregate computing power of over 2.9197 Ehash/s by the first anniversary of the completion of the Proposed Transaction.

Transaction Details

The Proposed Transaction values Future Dao at a pre-transaction valuation of $350 million and its ordinary share after share split at a price of US$10.00 per share. Upon closing, the current shareholders of Future Dao will continue to hold a majority of the outstanding shares and voting power of the combined company (the “Combined Company”). Future Dao will designate a majority of the members of the board of directors of the Combined Company.

Future Dao intends to use available proceeds from the Proposed Transaction to, among other things, invest in Bitcoin mining hosting facilities, and acquire additional Bitcoin mining machines with high computing power in order to increase its available computing capacity. It also intends to expand its research and development of cutting-edge blockchain applications to provide diversified solutions utilizing blockchain applications.

The board of directors of both Future Dao and MSSA have unanimously approved the Proposed Transaction, which is expected to be completed later this year, subject to, among other things, the approval of the shareholders of Future Dao and MSSA and other customary closing conditions, including but not limited to a registration statement on Form F-4 (the “Registration Statement”) to be filed by Future Dao being declared effective by the SEC, and the listing application of Future Dao being approved by the Nasdaq Stock Market LLC.

The description of the Proposed Transaction contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement, a copy of which will be filed by MSSA with the Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K, which will be available at http://www.sec.gov.

Becker & Poliakoff LLP and Ogier (Cayman) LLP are acting as legal advisors to MSSA. King & Wood Mallesons and Conyers Dill & Pearman LLP are acting as legal advisors to Future Dao.

About Future Dao Group Holding Limited

Future Dao Group Holding Limited is an exempted company incorporated in the Cayman Islands. Future Dao is an emerging blockchain technology company focused on Bitcoin mining and the provision of blockchain technology services after listing.

About Metal Sky Star Acquisition Corporation

Metal Sky Star Acquisition Corporation is a blank check exempted company incorporated in the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks”, “may”, “might”, “plan”, “possible”, “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated enterprise value of the Combined Company, Future Dao’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the cash position of the Combined Company following closing of the Proposed Transaction, the parties’ ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MSSA’s and Future Dao’s management and are not predictions of actual performance. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. Such factors include, among other things: the possibility that the business combination will not close or that the closing may be delayed because conditions to the closing may not be satisfied, including shareholder and other approvals; the performance of MSSA and Future Dao; the ability of the Combined Company to meet the Nasdaq Stock Market’s listing standards; changes in the market for Future Dao’s products and services; the regulatory environment relating to the mining and trading of crypto currencies; Future Dao’s inability to maintain sufficient levels of liquidity and working capital; the amount of redemption requests made by MSSA’s public shareholders; the reaction of Future Dao customers to the business combination; Future Dao’s inability to develop and maintain effective internal controls; the exposure to any liability, protracted and costly litigation or reputational damage relating to Future Dao’s data security; unexpected costs, liabilities or delays in the transaction; the outcome of any legal, governmental or regulatory proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; and general economic conditions. In addition, please refer to the Risk Factors section in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction to be filed by Future Dao and in MMSA’s prospectus and its periodic reports filed or to be filed with the SEC, including its quarterly reports on Form 10-Q for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward- looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved and neither MSSA nor Future Dao can assure you that the forward-looking statements in this press release will prove to be accurate. The forward-looking statements in this press release represent the views of MSSA and Future Dao as of the date of this press release. Except as expressly required by applicable securities law, MSSA disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Future Dao and MSSA intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statement to be distributed to MSSA’s shareholders in connection with MSSA’s solicitation for proxies for the vote by MSSA’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to Future Dao’s securities to be issued in connection with the Proposed Transaction. MSSA’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with MSSA’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about MSSA, Future Dao and the Proposed Transaction. After the registration statement is filed and declared effective, MSSA will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in Solicitation

Future Dao, MSSA and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from MSSA’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of MSSA’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about MSSA’s directors and executive officers in MSSA’s final prospectus related to its initial public offering dated April 4, 2022 and current report on Form 8-K filed on October 14, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of MSSA, Future Dao or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contact:

Future Dao Group Holding Limited
Wenjin Li

Chief Executive Officer

2 Venture Drive#11-31

Vision Exchange,

608526 Singapore

Email: fht001@fhtfuture.com

Man Chak Leung
Chief Executive Officer
132 West 31st Street, First Floor
New York, NY 10001
(332) 237-6141
Email: adrian@metalskystar.com

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